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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


         Date of Report (Date of Earliest Event Reported): June 1, 1999

                               WESTWOOD ONE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-13020                                    95-3980449
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      (Commission File Number)              (I.R.S. Employer Identification No.)

9540 WASHINGTON BOULEVARD
CULVER CITY, CALIFORNIA                                      90232
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(Address of Principal Executive offices)                   (Zip Code)


                                 (310) 204-5000
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if changed Since Last Report)


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#564256 v2

Item 5.  Other Events.

Metro Networks, Inc. Merger
---------------------------

         On June 1, 1999, Westwood One, Inc. ("Westwood"), Copter Acquisition Corp., a wholly owned subsidiary of Westwood ("Merger Sub"), and Metro Networks, Inc. ("Metro") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Metro (the "Merger"), with Metro continuing as the surviving corporation and a wholly owned subsidiary of Westwood. Upon consummation of the Merger, the separate corporate existence of Copter Acquisition Corp. will cease and the existing stockholders of Metro will become stockholders of Westwood in accordance with the terms of the Merger Agreement.

         At the effective time of the Merger, each outstanding share of common stock, par value $.01 per share, of Metro will be converted into the right to receive 1.5 shares of common stock, par value $.01 per share, of Westwood ("Westwood Common Stock") and each outstanding share of Series A Convertible Preferred Stock, par value $.001 per share, of Metro will be converted into the right to receive 1.5 shares of a corresponding series of the preferred stock of Westwood.

         The consummation of the Merger is subject to certain conditions, including the adoption of the Merger Agreement and the approval of the Merger by the stockholders of Metro and the approval of the issuance of Westwood Common Stock in the merger (the "Share Issuance") by the stockholders of Westwood. Pursuant to the Merger Agreement, Metro and Westwood will prepare and file a joint proxy statement/prospectus to be mailed to stockholders in connection with the meetings of the stockholders of Metro and Westwood to be held to vote on the Merger and the Share Issuance, respectively.

         In addition to stockholder approval, the Merger is subject to, among other conditions, the receipt of all necessary regulatory approvals, including approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         Copies of the Merger Agreement and the press release announcing the signing of Merger Agreement are filed herewith as Exhibits 2.1 and 99.1, respectively.

Infinity Broadcasting Corporation Management and Representation Agreements
--------------------------------------------------------------------------

         On June 1, 1999, Westwood and Infinity Broadcasting Corporation ("Infinity") finalized the renewal of their management agreement and representation agreement. Pursuant to these agreements, Infinity will manage the business and operations of Westwood under under the supervision of Westwood's Board of Directors and Westwood will represent Infinity with respect to the day-to-day operations of Infinity's CBS Radio Networks properties. Copies of these agreements are filed herewith as Exhibits 10.17 and 10.18, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.       Exhibit
-----------       -------

2.1 Agreement and Plan of Merger, dated as of June 1, 1999, by and among Westwood One, Inc., Copter Acquisition Corp. and Metro Networks, Inc.

10.17 Management Agreement, dated as of March 30, 1999, by and between Westwood One, Inc. and Infinity Broadcasting Corporation.

10.18 Amended and Restated Representation Agreement, dated as of March 30, 1999, by and between Westwood One, Inc. and Infinity Broadcasting Corporation.

99.1              Press Release dated June 2, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WESTWOOD ONE, INC.

Date:  June 4, 1999                         By: /s/ Gary Yusko
                                                --------------------------------
                                                Gary Yusko
                                                Senior Vice President - Finance

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

2.1 Agreement and Plan of Merger, dated as of June 1, 1999, by and among Westwood One, Inc., Copter Acquisition Corp. and Metro Networks, Inc.

10.17 Management Agreement, dated as of March 30, 1999, by and between Westwood One, Inc. and Infinity Broadcasting Corporation.

10.18 Amended and Restated Representation Agreement, dated as of March 30, 1999, by and between Westwood One, Inc. and Infinity Broadcasting Corporation.

99.1              Press Release dated June 2, 1999



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